UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a–101)

INFORMATION REQUIRED IN CONSENT STATEMENT

SCHEDULE 14A INFORMATION

Consent Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Consent Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PUMA BIOTECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

FREDRIC N. ESHELMAN, PHARM.D.

JAMES M. DALY

SETH A. RUDNICK, M.D.

KENNETH B. LEE, JR.

(Name of Persons(s) Filing Consent Statement, if Other Than the Registrant)

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FREDRIC N. ESHELMAN

January 4, 2016

Dear Fellow Puma Investors,

I am writing to you, on my own behalf and on behalf of my fellow board slate nominees, to ask for your support in adding four additional members to the current five-member board of Puma Biotechnology Inc. (the “Company”). The current management and board have presided over share price erosion resulting in the loss of thousands/millions of dollars by individual shareholders, and purportedly up to a billion dollars by institutional firms. None of us should tolerate this any longer. Shareholders deserve better.

In our view board enhancement is needed to address several issues:

Lack of Transparency: The current CEO/Chairman, with apparent board acquiescence, has run the Company with a lack of transparency and refusal to respond to legitimate and legal shareholder inquiries.

Misleading Statements: The Company has repeatedly made misleading statements that were subsequently refuted by actual data. This has seriously eroded share price and resulted in huge destruction of shareholder value.

No Evidence of Launch Preparation: The Company claims to be submitting an NDA in Q1 ’16 for use in the adjuvant setting for breast cancer. We have heard nothing about regulatory (e.g., pre-NDA meeting with FDA), manufacturing or commercial activities to support an early Q1 ’17 launch (in the event that the drug is approvable).

Lack of Specific Plans: Ongoing and likely required clinical studies will cost significantly above current cash resources. Analysts’ estimates for equity raises to get to cash flow positive would indicate dilution of $5-10 per share at current prices, with no specific plans for meeting these needs discussed.

Current Board is Unprepared to Deal With Near-term Challenges: Near-term data reveals are mostly complete and the operational and regulatory path forward significantly more complex. The Company will need to develop, and be prepared to execute on, detailed strategies for the commercialization of neratinib. Thus, the task now becomes careful and comprehensive coordination of many activities, and continuous evaluation of strategic options, all of which requires significant time and review by board members.

Please see our updated investor presentation, which is enclosed as an attachment to this letter, in support of our proposals to enlarge the Company’s board from five to nine members and elect myself and three other highly qualified director nominees as directors of the Company.

We are disappointed that ISS and Glass Lewis, while fundamentally acknowledging many of our concerns, concluded that change is not necessary at this time. However, Proxy Mosaic has endorsed our proposal and validated our view that “[t]he Board’s stewardship failures have been directly linked to the Company’s recent devaluation and narrowing prospects.” Proxy Mosaic’s report underscores the fact that “there is a very real danger that [neratinib’s] commercial potential will not be realized due to the Board’s mismanagement… The timing of Dr. Eshelman’s campaign could not be better.” Further, Proxy Mosaic affirmed that “the additional directors would have a strong positive effect on overall oversight and accountability, neither of which appear to be particularly valuable commodities for the current Board.”

The Company is at an extremely important point, with regulatory, financing and commercial issues all of critical importance. Our proposal to bring more talent and experience to the board will enhance Puma’s ability to successfully navigate to successful outcomes. We are committed to doing the hard work necessary to restore value for shareholders and potentially benefit patients, rather than simply selling our shares and moving on. I am spending several millions of my own money to try to make this right for all of us.

We are asking that you support our consent solicitation to add very experienced and credentialed nominees to the current board. There is no down side to adding four directors who will provide the Company with the tactical know-how and breadth of experience to address the challenges above.

We would very much appreciate your support.

Sincerely,

/s/ Fredric N. Eshelman

Enclosure: Updated Investor Presentation

Additional Information and Certain Disclosures

Dr. Eshelman is the beneficial owner of 150,000 shares of common stock of the Company, representing approximately .5% of the Company’s outstanding shares, based upon the 32,435,748 shares of common stock reported by the Company to be outstanding as of November 2, 2015 in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2015.

Dr. Fredric N. Eshelman, James M. Daly, Dr. Seth A. Rudnick and Kenneth B. Lee, Jr. (collectively, the “Participants”) have filed a definitive consent statement and accompanying form of consent card with the SEC to be used in the connection with the solicitation of consents (the “Consent Solicitation”) from the stockholders of Puma to increase the size of the Company’s board of directors from five to nine members and elect four new directors. Stockholders of the Company should read the definitive consent statement and other documents related to the Consent Solicitation because they contain important information, including additional information related to the Participants and a description of their director or indirect interests by security holdings. The definitive consent statement and accompanying consent card have been furnished to some or all of the Company’s stockholders and are, along with other relevant documents, available at no charge on the internet at www.okapivote.com/pumabiotechnology or on the SEC’s website at http://www.sec.gov/. In addition, Okapi Partners LLC, Dr. Eshelman’s consent solicitor, will provide copies of the definitive consent statement and accompanying consent card without charge upon request by calling (877) 869-0171 or by emailing info@okapipartners.com.

Investor Inquiries:

Okapi Partners LLC

Bruce Goldfarb / Pat McHugh / Lydia Mulyk

(212) 297-0720 or (877) 869-0171

info@okapipartners.com

Media Inquiries:

Finsbury

Kal Goldberg/ Chuck Nathan / Chris Ryall

(646) 805-2000

kal.goldberg@finsbury.com

charles.nathan@finsbury.com

chris.ryall@finsbury.com

PUMA BIOTECHNOLOGY, INC. CONSENT SOLICITATION Information for Investors January 2016

Certain Disclosures

DR. FREDRIC N. ESHELMAN (“DR. ESHELMAN”) DOES NOT ASSUME RESPONSIBILITY FOR INVESTMENT DECISIONS. THIS PRESENTATION DOES NOT RECOMMEND THE
PURCHASE OR SALE OF ANY SECURITY. UNDER NO CIRCUMSTANCES IS THIS PRESENTATION TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF
AN OFFER TO BUY ANY SECURITY.  IT IS POSSIBLE THAT THERE WILL BE DEVELOPMENTS IN THE FUTURE THAT CAUSE ONE OR MORE OF THE PARTICIPANTS FROM TIME TO
TIME TO SELL ALL OR A PORTION OF THEIR SHARES IN OPEN MARKET TRANSACTIONS OR OTHERWISE “INCLUDING VIA SHORT SALES), BUY ADDITIONAL SHARES (IN OPEN
MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS OR OTHERWISE) OR TRADE IN OPTIONS, PUTS, CALLS OR OTHER DERIVATIVE INSTRUMENTS RELATING TO SUCH
SHARES.
DR. ESHELMAN RESERVES THE RIGHT TO CHANGE ANY OF HIS OPINIONS EXPRESSED HEREIN AT ANY TIME AS HE DEEMS APPROPRIATE. DR. ESHELMAN DISCLAIMS ANY
OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN. CERTAIN DATA AND INFORMATION USED IN THE ACCOMPANYING ANALYSES CONTAINED HEREIN HAS
BEEN OBTAINED FROM SOURCES THAT DR. ESHELMAN BELIEVES TO BE RELIABLE, IS SUBJECT TO CHANGE WITHOUT NOTICE, IS NOT GUARANTEED TO BE ACCURATE, AND
MAY NOT CONTAIN ALL MATERIAL INFORMATION CONCERNING THE SECURITIES WHICH MAY BE THE SUBJECT OF THE ANALYSES. DR. ESHELMAN HAS NOT SOUGHT OR
OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION INDICATED IN THIS PRESENTATION AS HAVING BEEN OBTAINED OR DERIVED
FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH
THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN.
DR. ESHELMAN MAY HAVE RELIED UPON CERTAIN QUANTITATIVE AND QUALITATIVE ASSUMPTIONS WHEN PREPARING THE ANALYSES HEREIN WHICH MAY NOT BE
ARTICULATED AS PART OF SUCH ANALYSES. THE REALIZATION OF THE ASSUMPTIONS ON WHICH SUCH ANALYSES WERE BASED IS SUBJECT TO SIGNIFICANT
UNCERTAINTIES, VARIABILITIES AND CONTINGENCIES AND MAY CHANGE MATERIALLY IN RESPONSE TO SMALL CHANGES IN THE ELEMENTS THAT COMPRISE THE
ASSUMPTIONS, INCLUDING THE INTERACTION OF SUCH ELEMENTS. FURTHERMORE, THE ASSUMPTIONS ON WHICH THE ANALYSES WERE BASED MAY BE NECESSARILY
ARBITRARY, MAY BE MADE AS OF THE DATE OF THE ANALYSES, DO NOT NECESSARILY REFLECT HISTORICAL EXPERIENCE WITH RESPECT TO SECURITIES SIMILAR TO THOSE
THAT MAY BE CONTAINED IN THE ANALYSES, AND DO NOT CONSTITUTE A PRECISE PREDICTION AS TO FUTURE EVENTS.
BECAUSE OF THE UNCERTAINTIES AND SUBJECTIVE JUDGMENTS INHERENT IN SELECTING THE ASSUMPTIONS ON WHICH THE ANALYSES WERE BASED AND BECAUSE
FUTURE EVENTS AND CIRCUMSTANCES CANNOT BE PREDICTED, THE ACTUAL RESULTS REALIZED MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE ANALYSES.
NOTHING INCLUDED IN THESE ANALYSES CONSTITUTES ANY REPRESENTATION OR WARRANTY BY DR. ESHELMAN AS TO FUTURE PERFORMANCE.  NO REPRESENTATION OR
WARRANTY IS MADE BY DR. ESHELMAN AS TO THE REASONABLENESS, ACCURACY OR SUFFICIENCY OF THE ASSUMPTIONS ON WHICH THE ANALYSES WERE BASED OR AS
TO ANY OTHER FINANCIAL INFORMATION THAT IS CONTAINED IN THE ANALYSES, INCLUDING THE ASSUMPTIONS ON WHICH THEY WERE BASED.
DR. ESHELMAN SHALL NOT BE LIABLE FOR EITHER (I) ANY ERRORS OR OMISSIONS MADE IN DISSEMINATING THE DATA OR ANALYSES CONTAINED HEREIN OR (II)
DAMAGES (INCIDENTAL, CONSEQUENTIAL OR OTHERWISE) WHICH MAY ARISE FROM YOUR OR ANY OTHER PARTY’S USE OF THE DATA OR ANALYSES CONTAINED
HEREIN.
THE INFORMATION THAT IS CONTAINED HEREIN SHOULD NOT BE CONSTRUED AS FINANCIAL, LEGAL, INVESTMENT, TAX, OR OTHER ADVICE. YOU ULTIMATELY MUST RELY
UPON YOUR OWN EXAMINATION AND THAT OF YOUR PROFESSIONAL ADVISORS, INCLUDING LEGAL COUNSEL AND ACCOUNTANTS AS TO THE LEGAL, ECONOMIC,
TAX, REGULATORY, OR ACCOUNTING TREATMENT, SUITABILITY, AND OTHER ASPECTS OF THE ANALYSES HEREIN.
ON NOVEMBER 18, 2015, DR. ESHELMAN, JAMES M. DALY, SETH A. RUDNICK AND KENNETH B. LEE, JR. (TOGETHER WITH DR. ESHELMAN, THE "PARTICIPANTS") FILED A
DEFINITIVE CONSENT STATEMENT AND ACCOMPANYING FORM OF CONSENT CARD WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON SCHEDULE
14A TO BE USED IN CONNECTION WITH THE SOLICITATION OF CONSENTS (THE “CONSENT SOLICITATION”) FROM THE STOCKHOLDERS OF PUMA BIOTECHNOLOGY, INC.
(THE "COMPANY") TO INCREASE THE SIZE OF THE COMPANY’S BOARD OF DIRECTORS FROM FIVE TO NINE MEMBERS AND ELECT FOUR NEW DIRECTORS. ALL
STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE CONSENT STATEMENT AND OTHER DOCUMENTS RELATED TO THE CONSENT SOLICITATION BY
THE PARTICIPANTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND A DESCRIPTION OF
THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS.  THE DEFINITIVE CONSENT STATEMENT AND ACCOMPANYING CONSENT CARD HAVE BEEN FURNISHED TO
SOME OR ALL OF THE COMPANY'S STOCKHOLDERS AND ARE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE INTERNET AT
WWW.OKAPIVOTE.COM/PUMABIOTECHNOLOGY OR ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV/. IN ADDITION, OKAPI PARTNERS LLC, DR. ESHELMAN'S
CONSENT SOLICITOR, WILL PROVIDE COPIES OF THE DEFINITIVE CONSENT STATEMENT AND ACCOMPANYING CONSENT CARD WITHOUT CHARGE UPON REQUEST BY
CALLING (877) 869-0171 OR BY EMAILING INFO@OKAPIPARTNERS.COM.

Bottom Line: Accountability for Management

Management actions have resulted in individual
stockholders losing millions of dollars, and institutional
losses of up to a $1 billion.
Stockholders should hold management accountable.
“Management Team’s Business Execution Talent Less Than Oustanding
… there is the long list of issues associated with neratinib in the extended adjuvant setting from
the
erroneous
trial
design,
to
the
several
global
amendments
(first
altering
the
ExteNET
follow-
up from 5 years to 2 years and then reinstating the follow-up back to 5 years), and the misguided
attempt
to
pursue
approval
in
the
extended
adjuvant
setting
ahead
of
the
metastatic
setting.
Moreover,
there
are
the
significant
delays
between
times
data
readouts
are
announced
to
be
reported
and
when
they
are
actually
reported,
the
numerous
half-truths
hidden
in
the
transcripts
of
the
public
conference
calls
with
analysts,
and
the
constant
management allusions
that PBYI will eventually be sold at a substantial premium as was the case with Cougar Biotechnology, a company previously owned and sold for a significant profit by
Alan
Auerbach,
the
CEO
of
PBYI.
Overall,
these
events
are
representative
of
a
management
team
that
appears
inexperienced
and
driven
by
hubris.
Their
conduct
has
undoubtedly
compromised the interests of the company’s shareholders.”
-P. Arora, Seamist
Capital, reported in Seeking Alpha.

Proxy Mosaic Supports Our Campaign
Leading proxy advisory firm Proxy Mosaic has come out in
support of our approach to restoring stockholder value:

“[T]he Company’s focus on three-year relative performance ignores the net effect of recent comments issued by management, which caused the market to substantially raise its expectations for Puma, only to reverse course when the Company’s statements proved to be optimistic.”  (p. 13)
“The true value in Dr. Eshelman’s nominees is that they possess the range of skills necessary
to oversee any of the strategies that the Company could employ going forward” (p. 16)
“The Board’s stewardship failures have been directly linked to the Company’s recent devaluation and narrowing prospects… there is a very real danger that its commercial
potential will not be realized due to the Board’s mismanagement… The timing of Dr.
Eshelman’s campaign could not be better…”
(p. 27)
“[T]he additional directors would have a strongly positive effect on overall oversight and
accountability, neither of which appear to be particularly valuable commodities for the current Board.”  (p. 27)
“We
recommend shareholders return the WHITE consent card.” (p. 28)

Reaction to ISS
and Glass Lewis
The recent recommendations by ISS and Glass Lewis also
validated many of our concerns:

“[T]he dissident’s assertion that Puma’s board composition is still not optimal may hold some truth.” (ISS, page 3)
“[I]nvestors
may be appropriately concerned
about the company’s recent
trajectory.” (ISS, page 13)
“Share price returns over the past year has been significantly worse than that of its peers… the recent significant decline in the Company’s share price is hardly ideal.” (Glass Lewis, page 9-10)
“[W]e agree with the Dissident, at least to some extent, that the Company could do
a
better
job
of
setting
more
realistic
expectations
for
its
clinical
trials.”
(Glass
Lewis, page 10)
However, we disagree with the view that change is not
“necessarily
warranted
at
this
time"
and
“is
not
prudent
at
this
stage” –
at this critical juncture, Puma needs an infusion of
expertise.

421%
800.00%
700.00%
600.00%
500.00%
400.00%
300.00%
200.00%
100.00%
0.00%
-100.00%
-200.00%
Jan-24-1996
Dec-09-1996
Oct-24-1997
Sep-14-1998
Aug-02-1999
Jun-16-2000
May-04-2001
Mar-28-2002
Feb-13-2003
Dec-31-2003
Nov-17-2004
Oct-05-2005
Aug-23-2006
Jul-13-2007
May-30-2008
Apr-17-2009
Mar-05-2010
Jan-20-2011

495%
700.00%
600.00%
500.00%
400.00%
300.00%
200.00%
100.00%
0.00%
-100.00%
-200.00%
Jun-01-2010
Aug-23-2010
Nov-12-2010
Feb-07-2011
May-02-2011
Jul-25-2011
Oct-14-2011
Jan-09-2012
Apr-02-2012
Jun-25-2012
Sep-17-2012
Dec-11-2012
Mar-07-2013
May-30-2013
Aug-21-2013
Nov-12-2013
Feb-06-2014
May-01-2014

Founder of Eshelman
Ventures, LLC, an investment company primarily
focused on healthcare companies.
Non-Executive Chairman of The Medicines Company, a global
biopharmaceutical company focused on saving lives, alleviating suffering and contributing to the economics of healthcare by focusing on the leading acute and intensive care hospitals worldwide.
Founder and former CEO and Executive Chairman of Pharmaceutical
Product Development, Inc. (“PPDI”), a global contract pharmaceutical research organization.
Founding Chairman of Furiex
Pharmaceuticals, Inc. (“Furiex”), a company
that licensed and rapidly developed new medicines.
Former director and Senior Vice President, Development of Glaxo, Inc.,
predecessor to GlaxoSmithKline plc.
Education: Pharm.D., University of Cincinnati; B.S., UNC-Chapel Hill.
Fredric N. Eshelman, Pharm.D.

PPDI: Total Shareholder Return
Furiex: Total Shareholder Return

Background Of Investment

•
Between May 18, 2015 and June 4, 2015, I purchased a
total of 150,000 shares of Puma’s common stock.
•
Between October 22, 2015 and November 3, 2015, I
acquired options to purchase 150,000 shares of Puma’s
common stock.
•
Currently, I am the beneficial owner of 150,000 shares,
representing approximately .5% of Puma’s common
stock, after the options expired worthless on December
18, 2015.
•
Meanwhile, over the last two years, current directors
and officers have collectively engaged in net
aggregate sales of stock valued at a total of
approximately
$18,761,916.57.
1.  Source: Transactions listed in Participant Transaction Chart on page 44 of the
Company’s Definitive Consent Revocation Statement. filed on December 10, 2015.
Calculations based on closing price for the date of sale listed.
1

Key Stockholders

≈

Management Team

Board of Directors

300.00
280.00
260.00
240.00
220.00
200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
Jul-2012
Jan-2013
Jul-2013
Jan-2014
Jul-2014
Jan-2015
Jul-2015

Company Overview
Puma Biotechnology, Inc. (NYSE: PBYI) (“Puma” or the “Company”), a Delaware corporation and development stage biopharmaceutical company, focuses on the acquisition, development and commercialization of products for the treatment of various forms of cancer.

Name
% Outstanding
Adage Capital Management LP
17.5%
Fidelity Management &
Research Co.
14.9%
Alan H. Auerbach
12.5%*
The Vanguard Group, Inc.
5.5%
Capital Research &
Management Co. (Global
Investors)
5.4%
T. Rowe Price Associates, Inc.
5.3%
Grantham, Mayo, Van Otterloo
& Co. LLC
5.2%
Orbimed
Advisors LLC
3.7%
Franklin Advisers, Inc.
3.0%
Frank Zavrl
2.8%
•
Alan H. Auerbach
–
CEO
and President
•
Richard Bryce –
SVP,
Clinical Research and
Development
•
Charles R. Eyler
–
SVP,
Finance and Administration
and Treasurer
•
Alan H. Auerbach
–
Chairman
•
Jay M. Moyes
•
Adrian M.
Senderowicz
•
Troy E. Wilson
•
Frank E. Zavrl
•
Headquarters: Los Angeles, CA
•
Full-time
Employees
(12/31/14):
120
•
Market Cap (12/22/15): $2.384 billion
•
Closing price (12/22/15): $73.72 per share
* Excludes 2,116,250 shares exercisable pursuant to anti-dilutive warrant and options to purchase 399,999 shares exercisable within
60 days of April 17, 2015.
Sources: Capital IQ; SEC Filings; Bloomberg; NASDAQ. Amounts as of
September 30, 2015 unless otherwise indicated.  Calculation of percentage outstanding assumes 32,435,748 shares outstanding as of November 2, 2015, as reported in Form 10-Q filed on November
9, 2015.

DRUG
INDICATION
PRE-CLINICAL
I
II
III
REGISTRATION
PB272 Single agent
Adjuvant Breast Cancer
PB272 Combination w/ Xeloda
Metastatic Breast Cancer
PB272 Combination w/ Torisel
Metastatic Breast Cancer
PB272 Single agent/ combination
Metastatic Breast Cancer with Brain Mets
PB272 Combination w/ chemotherapy
Neoadjuvant Breast Cancer
PB272 Combination w/ Paclitaxel
Metastatic Breast Cancer
PB272 (oral) Combination and Single agent
HER2 Mutated NSCLC
PB272 (oral) Single agent
HER2 Mutated Breast Cancer
PB272 (oral) Single agent
HER2 Mutated Solid Tumors

Single Drug Candidate
Neratinib/PB272
(oral): treatment
of breast cancer patients and
exploratory studies in other
tumors.
•
Puma presented three-year data from the
ExteNET
trial of neratinib
on December 11,
2015 at the San Antonio Breast Cancer
Symposium (“SABCS”).
•
The
two-year
data
from
the
ExteNET
trial
will
form the basis of the Company’s new drug
application (“NDA”) which, according to
management, will be filed with the FDA in
Q1’ 2016, according to management.  NDA
filings are an onerous and complicated
process that require significant expertise and
experience.
•
Previous
data
releases
from
the
ExteNET
trial
have been the main driver of Puma’s stock
value, and the latest data release was no
exception.  This data will be analyzed in
more detail to follow.
Company Overview

Source: SEC filings
Source: Puma website.

Why Am I Soliciting Consents?

Board and management practices are reducing stockholder value.
•
Stock price underperformance relative to the biotechnology industry and the Company’s closest peers over the most recent six-month and one-year periods.  Stockholders have been whipsawed in both directions by management;  we have seen significant stock volatility over the last six to nine months.
•
History of mismanaging market expectations, including making problematic statements and not meeting announced targets or milestones relating to clinical trials.
•
Stockholder unfriendly executive compensation practices.
•
Board
and
management
unresponsive
and
not
transparent
-
my
requests
for
Company
documents, including board minutes, through 220 demands under Delaware Corporate Law, were denied after repeated requests.  I had to file suit in Delaware to obtain requested stockholder information that is readily available to companies and that I am entitled to as a shareholder.
Nominees would add unique expertise and bring a more stockholder-friendly perspective.
•
Highly
qualified
and
experienced
slate
of
nominees
will
add
value
to
the
board
without
replacing current directors.
•
Improved oversight of management in executing Puma’s value proposition and in navigating assets through the regulatory process.
•
Initiatives to improve transparency for Puma’s investors.
•
Major near-term clinical data events are over.  Now it is a story of regulatory and commercial expertise and experience, which our slate will provide.

Consent Solicitation Overview 11

Consent Solicitation Goals
•
Increase the size of Puma’s board from five to nine
directors.
•
Elect four highly qualified and experienced
directors.
•
No incumbent directors will be replaced.
•
The Nominees will each add unique expertise and
experience to ensure a successful strategy for
navigating the development and regulatory
process, and ultimately, a strategy for bringing
valuable drugs to market.

Consent Solicitation Proposals
•
Proposal 1: Repeal Amendments to the Bylaws
o
Adoption of Proposal 1 will ensure that the current board cannot (i) prevent or impair the stockholders’ ability to add the Nominees to the Board or (ii) limit the
Nominees’ ability to take actions in the best interests of the Company and its stockholders, if elected.
•
Proposal 2: Removal of Directors
o
Adoption of Proposal 2 will remove any additional directors appointed after
September 9, 2015 and prior to the effectiveness of Proposal 2, but will not remove any current directors.
•
Proposal 3: Increase the Size of the Board
o
Adoption of Proposal 3 will increase the size of Puma’s board from five to nine directors.
•
Proposal 4: Election of the Nominees
o
Adoption of Proposal 4 will elect the Nominees to serve as directors of the
Company.
o
Stockholders may consent to the election of all or some of the Nominees.

Puma Biotechnology, Inc. (NYSE:PBYI)
NYSE Arca Biotechnology Index (^BTK)
S&P 500 Index (^SPX)
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
-60.00%
-70.00%
Jan-2015
Feb-2015
Mar-2015
Apr-2015
May-2015
Jun-2015
Jul-2015
Aug-2015
Sep-2015
Oct-2015
Nov-2015
Dec-2015

Dramatic Stock Price Underperformance
Puma shares have significantly underperformed the S&P 500 and NYSE
Arca
Biotechnology Index.

Source: Capital IQ
While the Company has performed generally in line with peers since its IPO in 2012 and outperformed last year due to management description of forthcoming trial results and heightened expectations, since disappointing data was released in June
2015 at the at the American Society of Clinical Oncology (“ASCO”) annual meeting, the Company has underperformed and we believe that value will continue to be destroyed if there is no change in the status quo.
Preliminary Consent
Solicitation Filed
Dr. Eshelman Initial
Investment
Initial 220
Demand

Puma Biotechnology, Inc. (NYSE:PBYI)
Clovis Oncology, Inc. (NasdaqGS:CLVS)
Seattle Genetics, Inc. (NasdaqGS:SGEN)
Medivation, Inc. (NasdaqGS:MDVN)
Ariad Pharmaceuticals Inc. (NasdaqGS:ARIA)
bluebird bio, Inc. (NasdaqGS:BLUE)
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
-80.00%
Jan-2015
Feb-2015
Mar-2015
Apr-2015
May-2015
Jun-2015
Jul-2015
Aug-2015
Sep-2015
Oct-2015
Nov-2015
Dec-2015

Dramatic Stock Price Underperformance
Puma has also significantly underperformed its closest peer companies.

Source: Capital IQ
Sharp fall in
Clovis stock due
to prematurely
announcing drug
responses which,
subsequently,
were not
confirmed.
Preliminary
Consent
Statement
Filed
Dr. Eshelman
Initial
Investment

History of Problematic Statements:
Background
ExteNET Trial Description
•
Started by Pfizer Inc. in April 2009.
•
Enrolled 2,840 patients in 41 countries.
•
Double-blind, placebo-controlled, Phase III trial of neratinib vs. placebo after adjuvant treatment with trastuzumab (“Herceptin”) in women with early stage HER2+ breast cancer.
•
After one year of adjuvant treatment with Herceptin, patients were randomized 1:1 to receive extended adjuvant therapy with neratinib or placebo for one year.
•
Patients were then followed for recurrent disease, ductal carcinoma in situ or death for a period of two years after randomization into ExteNET, or three years since the initial start of Herceptin.
Primary
Trial
in
Support
of
Q1’16
NDA

History of Problematic Statements:
Optimistic Statements by Puma

“The results of the trial
demonstrated that
treatment with
neratinib resulted in a
33% improvement in
disease free survival
versus placebo.”
–
Puma Press Release,
July 22, 2014
“We saw a 33%
improvement in invasive
disease-free survival.”
-
Puma Conference call,
May 7, 2015
“Most importantly, a number of those
subgroups are extremely differentiating
from the other HER2 agents that are
commercially available.”
“So, I think there is certainly the
opportunity for the drug to be used in all
patients directly after treatment in year
one with Herceptin.”
–Puma Conference Call, July 22, 2014
Analysts’
high
expectations
followed:
Beginning on July 22, 2014, and continuing until as late as May 7, 2015, Puma claimed that the ExteNET data would show that neratinib significantly improves results in breast cancer patients over a placebo.
We spoke to Puma about the
upcoming abstracts… In addition to
what is already known, the abstract
from the ph3 ExteNET trial will
include the actual 2yr DFS values,
and key subset analyses
that
will
show
neratinib
forms
well
in
populations typically challenging for
Perjeta and Kadcyla.
-
UBS, May 4, 2015
“We see upside potential at ASCO, where
we think ExteNET data will show well.”
-
UBS, May 5 2015
Given prior comments from PBYI,
investors had expectation of at least a
3% absolute benefit, and perhaps a
benefit as high as 4-5%.
-
Cowen and Company, May 13, 2015
We continue to expect the
ExteNET
data in Chicago to
show the 3+% difference
between the two arms… We
see a low probability of any
negative data surprises…”
-
RBC Capital Markets, May
11 2015

Puma Biotechnology, Inc. (NYSE:PBYI)
280.00
260.00
240.00
220.00
200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
Apr-2014
Jul-2014
Oct-2014
Jan-2015
Apr-2015
Jul-2015
Oct-2015

History of Problematic Statements:
Impact On Puma’s Stock Price
•
July 22, 2014 closing price: $59.03.  Following market close the Company issued a press release and held a conference call announcing two-year results from the ExteNET trial.
•
July 23, 2014 closing price: $233.43.
•
Stock reached its historical high of $270.83 per share on September 12, 2014.

“Puma Biotechnology Inc. soared after the company yesterday reported positive trial results for its breast cancer drug… Puma shares almost quadrupled…”
-Bloomberg, July 23, 2014
Source: Capital IQ
Jul. 22 Release of
Positive ExteNET
Results
Jul. 23 closing
price-
$233.43
Sept. 12
All-time
High
June 1 ASCO
Presentation

History of Problematic Statements:
Clinical Trial Data Inconsistent With Expectations

“[T]he absolute magnitude of difference in DFS was ‘trivial.’ Neratanib’s use is likely to be limited to a small subset…”
Cowen and Company, May 21, 2015
Between May 13, 2015 and June 1, 2015, Puma released additional ExteNET data, which was
presented
at
the
ASCO
annual
meeting.
The
newly
released
ExteNET
data
did
not
meet analyst’s high expectations.
“[T]he point estimate at the 2yr landmark is below the 3pp delta set by investors… One can debate the expectation management… We recognize anger about expectations coming in.”
“Most investors and oncologists had approximated the minimum delta between the two arms to be about 3% in order to achieve meaningful clinical significance. On its face, the 2.3% IDFS difference falls below expectations… it is not surprising why the stock is down 25%...”
RBC Capital Markets, May 14, 2015
UBS, May 13, 2015

Puma Biotechnology, Inc. (NYSE:PBYI)
220.00
210.00
200.00
190.00
180.00
170.00
160.00
150.00
140.00
130.00
120.00
110.00
100.00
90.00
80.00
70.00
60.00
Jun-2015
Jul-2015
Aug-2015
Sep-2015
Oct-2015
Nov-2015
Dec-2015

Source: Capital IQ

While
the
Company
continued
to
tout
the
success
of
the
ExteNET
trial
at
the
June
2015 ASCO meeting, significant portions of the analyst, investor, and medical communities saw the data and clearly disagreed.  Puma’s stock price plummeted.
History of Problematic Statements:
Clinical Trial Data Inconsistent With Expectations
We believe that the market reacted primarily to management’s failure to provide a clear explanation
of
what
investors
could
expect
from
the
ExteNET
data.
With the release of the three-year data, the Company had an opportunity to learn from its past mistakes.  It could have pursued a more transparent and realistic approach to managing expectations
about
the
data.
Instead,
the
current
management
chose
to
confuse
the
situation.
ASCO
Presentation
“[W]e view the sell off as
more of a reaction to
falling
short of misguided
expectations rather than a
fatal flaw in neratinib’s clinical
profile.
The absolute
treatment benefit over
placebo (2.3%) was materially
below where management
had implied when topline
data were first
released in
July 2014.”
-J.P. Morgan, August 27, 2015

All of These Statements Cannot Be True

Q:
“And you noted that the
FDA is not going to ask for
any more data from
ExteNET.
But you’re now
essentially a year since you
actually hit the two-year.
So
a year from now you’re
going to be the two-year, so
you’re going to be—“
A: “… [A]s we mentioned on
the call when we did for
announcing the ExteNET
data,
the curves are
continuing to separate.
So
that obviously would
strengthen the data set.”
-12/2/2014 Conference Call
Q: “And then on to San Antonio, you mentioned the three-year analysis. Do you plan to show just the three-year curves or should we look for data to go further out than 3 years?”
A:
I
would
ideally
like
to
be
able
to
show
Kaplan-Meier
curve
that
don't
just
truncate
at
36
months.
How
much
more,
I
don't
know
the
answer
to you
yet
because
the
data
is
still
blinded.
We
have
not
unblinded
it
yet,
so
I
don't
know
the
answer
to
that
yet.
Clearly,
the
key
is
going
to be
what
the
number
of
patient
at
risk
is.
If
it's
just
that
the
cut
we
took,
we
didn't
get
a
lot
of
patients
out
further
than
if
you're
down
to
50
patients
or something toward the 40-, 42-month period that that would be obviously something of concern. I don't think that's going to happen. I think we
should
be
able
to
show
somewhere
in
between
36
months
and
48
months.
I
just
can't
give
you
any
exact
numbers
right
now.
-11/30/2015 Conference Call
Q:
“Alan, in terms of the 2-year disease-free
survival endpoint, if you don’t need further
data, why was the protocol restored and
the mandate to improve 5-year results?...”
A:
“[W]hen we were first giving guidance in
what we expected the trial results to show…
What we said that well, we expect the
curves to be separating, but we don’t think
they’d be statistically significant by two
years.
So they were meant—because we
anticipated that the two-year would show
a trend, but the five-year would actually be
what would be statistically significant.
Obviously, we are pleased that the curve
separated enough to be positive at the
two-year.
But it was originally restored
because we thought the curves would be
trending by two years, but not near
positive.”
-
6/2/15 Conference call
Q:
“[C]an you give us a sense as to whether the
separation is widening over time or how would you
describe the curve separation?”
A:
“…If we look at curves going out beyond [two years]… it
looks like the curves are continuing to separate...
[I]f you
look at curves in the Herceptin adjuvant trials, so the HERA study, the BCIRG
study, et cetera, the absolute difference
in disease-free survival increases as you go out year-over-
year...
So, for instance, in the BCIRG
trial, the DFS
difference was
6% at two years, then 7% at three years, then 8% at four
years, et cetera, et cetera.
We’re seeing the same
preliminary trend in the ExteNET
trial where the curves
appear to be continuing to separate as you go out year-
over-year, and the absolute DFS
difference is increasing
year-over-year as well.”
-
7/22/201414 Conference Call
Mr.
Auerbach
made
numerous
statements
before
December
2015
about
the
ExteNET
data,
including
claims
that
the
DFS
curves
were
separating
beyond
the
two-year
data.
Yet,
less
than
two
weeks
before
the
three
year
data
was
presented,
Auerbach
claimed
that
he
could
not tell investors what data would be presented at SABCS, as the data was still blinded.
When did Puma see the DFS
data for years 3-5? If the data was blinded, what was the basis for Auerbach’s previous
statements? If the statements were based on the data, why did Puma claim that it was blinded and avoid being transparent with investors?

Puma Biotechnology, Inc. (NYSE:PBYI)
82.00
81.00
80.00
79.00
78.00
77.00
76.00
75.00
74.00
73.00
72.00
71.00
70.00
69.00
68.00
67.00
Nov-30-2015
Dec-07-2015
Dec-14-2015

December 11, 2015:  Another Missed Opportunity

The actual  two and three-year results differed materially from guidance given by management prior to release.  While the stock price has rebounded, share prices are still down more than 60%
over the last five quarters, erasing billions of dollars in stockholder value.  2015 SABCS has done
nothing to improve the Puma’s position or solve any of its problems.
When the three-year ExteNET
data was finally released, the curves did not separate.
DFS
results in all indications decreased from Year 2 to Year 3, other than HER2+/HR+
results, which were not meaningful.
*Subsequently changed to 2.5% based on additional data.
12/11/2015 SABCS:
Stock drops as much as
22%, closing down almost
6%
Year 2
Year 3
Indication
Absolute
Difference in
DFS
Absolute
Difference in
DFS
Primary
2.3%*
2.1%
Centrally Read HER2+
4.1%
2.2%
HER2+/HR+
4.2%
4.3%
Centrally Read HER2+
and HR+
8.6%
6.4%
The market has spoken loudly about its lack of confidence in current management.

Puma Biotechnology, Inc. (NYSE:PBYI)
240.00
235.00
230.00
225.00
220.00
215.00
210.00
205.00
200.00
195.00
Nov-17-2014
Nov-24-2014
Dec-01-2014

History of Problematic Statements:
Regulatory Plan and Cancer Indication

Source: Capital IQ
“Yes, we are still planning to file the NDA for
the ExteNET Study in the first half of 2015.”
-
Alan Auerbach, Conference Call,
November 13, 2014
“Since the Company’s initial NDA filing will now be for the extended adjuvant HER2-positive early stage breast cancer indication…
Puma intends to delay its proposed timeline for filing the NDA until the first quarter of 2016.”
-
Puma Press Release,
December 2, 2014
ExteNET
is
not
an
aberration
-
management
has
a
history
of
mismanaging
market
expectations.
•
For
example,
Puma
stated
on
several
occasions,
including
as
late
as
November
13,
2014,
that
it
would
file
an
NDA
for neratinib during the first quarter of 2015.
•
Less
than
three
weeks
later,
on
December
2,
2014,
Puma
pushed
the
projected
date
of
its
NDA
filing
to
the
first
quarter of 2016.
12%
Decline
•
Puma may claim that the delay was due to
the FDA’s requirement that the Company
file carcinogenicity data, and that it had
no control.
•
We believe that the company should have
known that this data would be required
because filing for a long-term indication
always requires this data.
•
We believe that Puma mismanaged the
regulatory process.

History of Problematic Statements:
Other Trials

The Company held a conference call on December 23, 2013 to discuss HER2 mutation trials.
•
We have tried to locate the transcript but have been unable to do so.
As far as we can tell, the transcript seems to be missing and unavailable.
However, according to reports written by at least two analysts about the call:
•
With respect to the refractory NSCLC trial, Mr. Auerbach stated that response rates in both arms of the trial were in the 40-49% range.
•
Data released on September 9, 2014 was not consistent with the earlier statement (N=27).
NERAT
NERAT + TORISEL
Partial Response
0
3 (21%)
Stable Disease
7 (54%)
11 (79%)
Clinical benefit
4 (31%)
9 (64%)

History of Problematic Statements:
Public Disclosures & Drug Development Process

Clinical Trials
•
Equivocating on the extent of data to be presented in December 2015 on ExteNET and other trials.
Public Filings
•
In its S-1/A filed on October 17, 2012, the Company outlined its business strategy:
S-1/A Strategy
Current
Status
An Investigational
New Drug Application
(“IND”)
would
be filed for the IV form of neratinib in 2013.
The Company has not filed an IND for the IV form of
neratinib.
The Company would in-license additional compounds.
The Company has not licensed any additional
compounds.
ExteNET
trial would be wound down.
Important
data
from
the
ExteNET
trial
was
only
released in December 2015.
Compound PB357
would be evaluated for further
development in 2013.
2013 10-K: “We are evaluating PB357
and considering
options relative to its development in 2013.”
2014 10-K: “We are evaluating PB357
and considering
options relative to its development in 2014.”
2015 10-K: “We are evaluating PB357
and considering
options relative to its development in 2015.”

Failure to Address Key Issues:  Tolerability Profile
Crucial Issue
•
If
two
or
three
patients
out
of
every
ten
are
affected,
neratinib
has
a
major
problem.
•
With approximately 2% DFS, MDs must treat 50 patients to benefit one, while treating just three patients will impair the quality of life in one.
•
Failure
to
significantly
reduce
grade
3
diarrhea
or
perceived
diminished
DFS
benefit
over time
will result in a major reduction in addressable population.
Severe
diarrhea
was
evident
with
neratinib
even
in
the
early
PFE
data.
•
Why didn’t Puma incorporate protocol amendments much earlier for grade 3 diarrhea prophylaxis?
Why haven’t trials looking at these issues been more rigorous?
•
On
December
11,
2015,
Puma
released
interim
results
from
an
open
label
trial
in
BC
adjuvant
patients with varying treatment duration.  Of the 72 patients in the trial, only 50 were evaluable
(approximately 30%
were
unevaluable).
The
loperamide
dosage
was
changed
mid
study.
•
The overall results of 16% grade 3 diarrhea were then compared to a table showing a variety of drugs/combinations for more serious indications, not adjuvant, and then attempting to draw comparative conclusions.
•
This is voodoo science and will not hold up in regulatory or commercial situations.
o
Stockholders
were
also
unimpressed
–
Puma’s
stock
price
did
not
even
recover
to
its level
from the previous week .
Inconsistent Results
•
In the NSABP FB-7 trial, three of the four arms that utilized the prophylaxis had significantly higher rates (30%, 35% and 23%).  The patients in the cohort of the SUMMIT basket trial presented at
SABCS also had a higher rate (35%).

Can stockholders rely on current management to handle this issue from either a regulatory or comercial standpoint?

M&A
Speculation

There
has
been
speculation
regarding
M&A
for
quite
some
time.
Analysts
have
also
commented:
Cowen 5/5/15:
“..[F]uture
stock performance appears increasingly dependent on M&A, an outcome we have little visibility on.”
“Puma management has acknowledged that a sale of the company may be the optimal way
to
maximize
shareholder
value
and
allow
neratinib
to
realize
its
full
potential…In
our
view, Puma is likely to generate significant acquisition interest...”
“[O]ur
optimism
for
an
M&A
exit
is
somewhat
tempered
by
the
fact
that
[Puma]
has
been
investigating a potential sale for several months...”
UBS 5/4/15:
“We reiterate our Buy rating and see Puma as a prime acquisition candidate.”
Interestingly,
right
around
the
early
May
timeframe,
the
SVP
of
BD
left
the
Company.
UBS 5/20/15:
“Will Puma be acquired?
We have felt that there isn’t a rush to acquire until the calendar flips to 2016 so that it’s dilutive
only
for
one
year
and
carc/filing
is
de-risked.
That
said,
one
reason
to
move
sooner
rather
than
later
is
to
execute
on
the
long-duration
trials
to
max
out
the
tail
potential.
CVRs
may be acceptable to reflect upside sales optionality.”
However, a company must always be run under the assumption that there may never be an M&A
offer that fully reflects value and is in the best interest of shareholders.

Stockholder Discontent

“Auerbach and Eyler received nearly $22.3 million in salary and incentive-based annual compensation in 2014 alone, all materially enhanced as a result of deceiving the investing public...”
-Stockholder Consolidated Complaint, October 16, 2015
•
A stockholder class action complaint was filed on June 3, 2015 in the U.S. District
Court for the Central District of California against Puma, Alan Auerbach and
Charles Eyler.
•
In the complaint, the stockholder plaintiffs alleged violations of federal securities laws, including claims under Sections 10(b) and 20(a) of the Exchange Act, stemming from Defendants’ allegedly problematic statements and failure to disclose material adverse facts regarding the results of the ExteNET trial and the efficacy of neratinib.
•
The plaintiffs allege that the defendants, including Auerbach and Eyler, “engaged in a scheme to deceive investors and the market and a course of conduct that artificially inflated the price of Puma stock and operated as a fraud or deceit on
Class Period purchasers of Puma stock by misrepresenting and omitting material information about neratinib…”
•
The outcome of the stockholder litigation is currently pending.
The Company’s problematic statements have already led some
stockholders to take legal action.

Stockholder Unfriendly Executive
Compensation

•
Compensation is excessive and not aligned
with stockholder interests.
•
No formula based incentive plan (noted by ISS
and Glass Lewis).
•
Equity plan is dilutive.
See Appendix A for more details

Failure to Respond to 220 Demand
Puma’s current board and management are not sufficiently committed to transparent disclosure or responsive to legitimate stockholder concerns.
•
In July 2015, I exercised my right as a stockholder under DGCL Section 220 to request copies of the Company’s board minutes.
o
My request was narrowly tailored for the purpose of enabling me to analyze and value my ownership stake.
o
The Company engaged in a pattern of delays and requested additional time to respond.
o
Eventually, the Company claimed that it is under no obligation to comply based on its belief that I did not have a legal basis for the request.
o
I strongly disagree with their position and I provided a valid purpose for the requested materials.
•
On October 29, 2015 and concurrent with the launch of this consent solicitation, I delivered a second request to inspect the Company’s stockholder lists pursuant to DGCL Section 220.
o
Initially, the Company provided limited information purportedly in satisfaction of the request, and only committed to provide all of the legally required documents after I filed suit in the Delaware Courts.

The Company’s response reflect the board’s lack of
transparency and an unwillingness to respond to the
legitimate concerns of stockholders.

Value Proposition

Value Proposition And Caveats

Potential Value
•
Depending on how various indications for use are valued commercially, and the assigned probability of technical and regulatory success, Puma shares may yet offer investors a value proposition.
•
However, we do not see any path back to previous prices (>$250) and unlikely that much
over
$100
per
share
is
attainable.
This
view
is
shared
in
recent
analysts’
reports
with the exception of one who appears to be close with management.
M&A
rumors
have
swirled
around
the
Company
as
far
back
as
2013.
•
As recently as 14 December 2015, RBC said that “We view an acquisition by a big biopharma
as the most likely outcome.
” In the same report, they cut their price target
from $285 to $103.
•
In
August
2015
JPM
said,
“….we
believe
there
are
too
many
cards
left
to
be
unturned
for
a
suitor
to
pull
the
trigger
right
now.”
While
some
of
the
cards
were
revealed
at
the
SABCS, generally investors were disappointed and the stock fell again.
•
Since management has a history of making misleading and problematic statements not backed up by actual data, any company having a look at Puma would undoubtedly
conduct
rigorous
and
lengthy
due
diligence.
Even
then
it
is
improbable
that
any
binding
offer
would
be
made
ahead
of
FDA
and
EMEA
submissions,
as
well
as
waiting to be sure that regulatory authorities would actually file the Applications.
It
is
just
too
tight
to
rely
on
M&A
as
a
strategy
with
a
Q1
’16
NDA
submission
and
a
potential launch early Q1
’17.
Therefore, massive regulatory, manufacturing and
commercial efforts must be underway now to meet the proposed launch date.

Extended Adjuvant Claim
Puma says it will submit a US NDA Q1
’16 for use of neratinib
in the extended
adjuvant setting based on the results of the ExteNET
Trial.
They indicate that FDA
will evaluate the NDA based on two-year DFS
as the protocol primary
endpoint.
Recently, however, management did waffle about not having heard from
FDA
about
the
possibility
of
needing
five-year
data.
We
have
concerns
about
the viability of this plan:
Trial Design:
There are many issues associated with the trial:
Several protocol changes
High dropout/censoring rates,
40% occurrence of Grade 3 diarrhea,
Potential unblinding
of the trial due to the huge incidence of severe
diarrhea in the treatment arm.

Small Treatment Effect:
•
As shown previously, the DFS
at 3 years was down vs. 2-year rates in every
subgroup except HR+ (no central read of HER2), and even there the rate change was immaterial (4.2% to 4.3%).
No effect was seen in the HR-
group.
•
Many physicians have indicated that the small overall treatment effect at the expense of a high rate of severe diarrhea would not make them inclined to use the drug routinely.

Extended Adjuvant Claim

Much of the residual value still resides in the adjuvant claim, so a rocky road here would change the valuation outlook substantially.
Approvability Questions:
Management
has
ballyhooed
the
DFS
effect
in
the
HR+
subgroup,
but
this
was
not
predefined
as the primary endpoint, and thus is unlikely to result in an approval without additional work.
•
Even if one were optimistic and accepted the likelihood of getting the HR+ claim, this cuts into the overall population in the adjuvant setting, without even considering competitive threats
like
Perjeta
and
ONT
380.
•
JPM
was also skeptical about the approval process:
“[A]pproval
is not a shoe-in by any stretch.  We
expect the risk-benefit profile will be highly
scrutinized by the Agency, especially given the
well known GI toxicities.” JP Morgan, Dec. 2015
“We don’t expect the review process to be
smooth sailing for neratinib, as we
anticipate that it could come under heavy
scrutiny” –
JP Morgan, Aug. 2015
Lack of Regulatory Preparation:
We
have
heard
nothing
about
a
pre-NDA
meeting
with
FDA
with
respect
to
the
application.
A
request must be submitted 60 days prior to the meeting, and briefing data must go in 30 days prior
to
the
meeting.
So
if
Puma
wants
to
submit
an
NDA
in
Q1
’16,
this
request
should
have
already been made in order to provide adequate time to react/modify following the meeting and prior to submission.

Other Claims for Use
The Company’s original strategy was to make metastatic breast cancer the first submitted application.
While
some information has been
released here, there is no body
of data that we are aware of that would imply a submission for this indication in the near future.
There have also been some off-the-cuff remarks about the possibility of submitting for a neoadjuvant claim.
However, recently released data in this setting was disappointing, and RBC removed neoadjuvant from their valuation model.
Two years ago the Company said, “Puma’s company goal is clearly to move neratinib into Phase III in the neoadjuvant
setting.” (12/4/13)
We do not know where this stands.
Likewise, other areas such as mutated HER2, CNS metastasis and other solid tumors are supported by very limited data and do not appear to be near-term possibilities.

Impact of the SABCS Data Release
Puma has been spinning the new data as positive due to the increase in DFS for the HER2+, HR+ subset.  We have several concerns about this proposed strategy:
•
Regulatory:
The
FDA
may
not
allow
the
Company
to
use
ExteNET
subgroup
analysis
as the basis for an NDA approval because it was not the pre-selected primary endpoint.
•
Market Share:
Even in the best case scenario, the HER2+, HR+ centrally confirmed subset is not large enough to support the type of sales that would be necessary to justify the Company’s current market cap.  If the approval is limited to a series of small subsets, it will be very difficult for a small company like Puma to execute a commercialization plan.
•
Sales:
Building a sales force a serious challenge that could create significant operating losses in the future.
•
Partnerships:
Any attempt to commercialize via partnership will likely harm the
Company economically.
•
M&A:
It seems unlikely that there will be any acquirers for Puma until the regulatory situation has been clarified.

Puma’s options are becoming more limited and more expensive.
High risk from the standpoint of probability of technical and regulatory success, thereby requiring a thoughtful, objective, reality based strategy going forward.

Overall Position
•
Here is what JP Morgan had to say in two recent reports (August and
December 2015):
o
“[T]he spotlight will now shift to progress with regulators.”
o
“[N]eratinib’s
commercial prowess remains a major question mark, if it even gets that far.”
o
“Even
if
approved,
reversing
sentiment
on
neratinib
could
be
a
Herculean
task.”
o
“Therefore we believe that Puma faces a daunting task to shift the negative perception of its lead product.”
•
We
agree
with
all
of
these
statements.
As
pointed
out
before,
there
is
no
evidence of a comprehensive plan to get the drug approved and positioned correctly,
have all of the manufacturing issues dealt with and launch stocks available, and do the upfront commercial work necessary to be ready to launch the drug.
•
Relying on
M&A
at an acceptable valuation in the immediate future is a
huge gamble, and if it does not happen shareholders will once again be left holding the bag.
•
Now, more than ever, the Company needs an infusion of highly experienced board
members
in
all
aspects
of
technical/regulatory,
commercial,
M&A
and
finance.

Shareholders deserve a better shot at restoration and enhancement of value.

Our Plan to Improve Transparency
The Nominees will work with management to improve transparency and manage street and investor expectations, specifically by providing greater clarity with respect to the following issues:
•
Confirm Q1 ’16 NDA for extended adjuvant and possible neoadjuvant indication.
•
Address carcinogenicity data if problematic.
•
Events triggering payments of $187 million milestones due to PFE; cash flow to support R&D going forward, and potential needs for additional financing.
•
Refine
and
disclose
regulatory
and
other
plans
in
place
in
response
to
ExteNET
results,
other
claims,
etc.
•
Correct any previous problematic statements and improve expectations provided by management going forward.
•
Make management (as appropriate) other than CEO available on conference calls, meetings, etc.
•
Give complete outline of ongoing/planned studies, with firm reporting times.
•
Give complete report of all trial results (or topline at least) ready but heretofore unreleased (Pfizer and
Puma).
•
Show how all of the above line up with commercial expectations and valuations for various indications.
•
Update on Perjeta and other competitive threats.
•
PR with oncology community in order to promote better understanding of drug effects and prevention/management of side effects.
•
Disclose firm, detailed business plan and value enhancing strategy.

In this uncertain environment, transparency is especially important for investors.  Unfortunately, Puma has lacked transparency in the past.
We
seek to increase transparency and achieve full value for stockholders.

Business Initiatives Nominees Plan to Pursue
The Nominees have outlined a set of business initiatives that address the following areas that they have identified as critical to their oversight function and a value-maximizing strategy:

•
While it is difficult to know precisely what actions should be taken without full data access, it is quite clear that an overall comprehensive plan must be adopted and executed expeditiously.
•
Unfortunately, the current board has not been fully transparent, and has not engaged in public discussion of important issues including: integrating/launching commercial planning, manufacturing/finishing launch stocks of drug, looking at cash flow to support this activity.
•
The current board has given no indication that such comprehensive planning/implementation has been done.
The Nominees are committed to helping Puma develop a comprehensive plan.
1.
Regulatory, Clinical and R&D Plan
2.
Commercial/Competitive Situation, Label Indications and Valuations, Marketing and Sales Plan Preparatory
Activities
3.
Manufacturing Considerations
4.
Finance and Business Development
5.
Investor Relations and Corporate Communications
6.
Governance, Management Evaluation, Board Self-Study

Minority Slate of Highly Qualified Nominees 40

Highly Qualified Slate of Nominees
The Nominees have the experience and expertise to help guide Puma down the complicated path to a successful launch of neratinib:

Dr. Eshelman invested in Puma, undertook this consent solicitation, and assembled an outstanding nominee slate because he believes in the opportunity neratinib presents and is committed to bringing this valuable drug to the market, with the ultimate goal of improving cancer care for patients.
•
Highly qualified with excellent, relevant track records and significant experience, comparing favorably with current directors.
•
Proven commitment to enhancing stockholder value and to patient care.
•
Addition of four new directors brings breadth and depth to the current board of directors.
•
No incumbent directors will be removed.
•
Each of the Nominees is independent of Dr. Eshelman and will fulfill their fiduciary duties to act in the best interest of all Company stockholders.

Optimal Board Size: Nine is Fine
Of 31 peer companies identified by either ISS, Capital IQ, or
Bloomberg:
•
Seven peers have boards with nine directors.
•
Notably, CEO Alan Auerbach sits on the board of Radius
Health
Inc., which has nine members.
Radius Health’s
market cap and product pipeline are similar to Puma’s.
•
13 peer boards have nine or more members.
•
NONE
of Puma’s peers has a board with fewer than six
members.

ISS: “A board of between nine and 12
members is considered ideal.”
Glass Lewis: “[F]ive directors is almost
always a minimum
for an effective and
properly functioning board.” (2015 Puma
Biotechnology Proxy Paper)
Council of Institutional Investors
Corporate Governance Policies: “[A]
board should have no fewer than five
and no more than 15 members.”
Puma’s current board would have you believe that a five member board “is appropriate for effectively governing the Company” and that the board’s current size “provides for efficient decision-making.”
Puma’s claims contradict best practices and industry norms:
Best Practices
Industry Norms
Numerous companies, including Fortune 500 companies, have boards with nine directors: United Natural Foods
Inc., Windstream Holdings, Inc., Dr. Pepper Snapple Group, Inc., Lennar Corporation, Laboratory Corp of America Holdings, Cliffs Natural Resources, PulteGroup
Inc, Graybar Electric Company Inc. Wynn Resorts, Limited, St. Jude Medical, Inc., Asbury Automotive Group, Big Lots, Inc., Tractor Supply Company, Insight
Enterprises Inc., Quintiles Transnational Holdings Inc., Joy Global Inc., Lorillard, Inc., Sanmina, First American Financial Corporation, Avery Dennison Corporation,
Allergan Inc., Omnicare Inc., Dick’s Sporting Goods, NCR Corporation, Waste Management, Inc., PPG Industries Inc., Marathon Oil Corporation, Casey’s General
Stores, Inc., Agilent Technologies Inc., Symantec Corporation, HollyFrontier Corporation, PBF Energy Inc., Kohl’s Corporation, AbbVie Inc, Vertex Pharmaceuticals
Incorporated, Clovis Oncology, Inc., Tesoro Corporation, ARIAD Pharmaceuticals, Inc., Dynavax Technologies Corporation, Lexicon Pharmaceuticals,  Inc.,
Seattle Genetics, Inc., Tesaro, Inc., World Fuel Services Corporation, INTL FCStone Inc., Best Buy Co. Inc, Reliance Steel & Aluminum Co., Stryker Corporation,
Cognizant Technology Solutions, Ball Corporation, Broadcom Corporation, CenterPoint Energy, Franklin Resources, Inc., Oaktree Capital Group LLC, Jarden
Corporation, Mohawk Industries, Inc., UGI Corporation,  The Pantry, Inc., Tyson Foods Inc., Jabil Circuit, Inc., AutoNation Inc., Lear Corporation, Automatic Data
Processing Inc., Liberty Interactive Corporation, Ameriprise Financial, Inc., Centene Corporation, Huntsman Corporation, Devon Energy Corporation, Publix Super
Markets, Inc., Tech Data Corporation, RiteAid  Corporation, National Oilwell                 Varco, Inc.,  Xerox Corporation, Arrow Electronics,  Gentherm Inc., Cree, Inc
Belden Inc., Eastgroup Properties Inc., La-Z-Boy Inc., Amphenol Corporation, CVR Energy Corp, International Bancshares Corp. 1-800-Flowers.com Inc.

Current Board’s Lack Of Experience
Puma claims that the current board members “posses a well diversified range of experience” and the current board “has the experience necessary to guide the
Company through the next stages of its development.”
•
The current board has limited public company corporate governance and oversight experience:
o
The current board has collectively only served on 6 public boards other than Puma.
•
Of these companies, the five that remain public have a current combined market cap of $3.21 billion,
1
only slightly larger than Puma itself, of which Radius Health, Inc. accounts for $2.63 billion. Their average market cap was only $642.9M.
•
Mr. Wilson serves on the board of Zosano, Inc. which since becoming public in 2015 is down approximately 75%.
•
The stock price of Radius Health, Inc., where Mr. Auerbach is a director, fell 11% after the company delayed an NDA filing for “work health balance,” and was down 23% from its peak in July 2015.
The Nominees are far more experienced than the current board:
•
The four Nominees have served on at least 20 public company boards –
more than 3x
the five
current board members.
•
The four Nominees have served as Chairman or Lead Director on at least 10 public and private company boards –
10x
the five current board members.
•
The four Nominees have at least 110 years of combined relevant industry experience in the pharmaceutical and biotechnology industry as officers and directors –
nearly double
the five
current board members’ purported 60 years of experience.

1.  All calculations as of November 24, 2015.

Nominee Experience

Puma claims that the Nominees “provide no additional experience or expertise.”
In fact, the Nominees will add extensive expertise that the current board lacks:
Drug Development and Regulatory
Current
Board
Nominees
Auerbach’s experience
at Cougar was limited to
an in-licensed drug -
early development was
completed by PFE;
Cougar was sold before
any NDA filing.
Three Nominees have extensive development experience:
•
Dr. Seth A. Rudnick was responsible for the development and approval of two significant biologicals -
alpha interferon and erythopoietin, at Schering Plough/Biogen and Johnson & Johnson, respectively.
•
Dr. Eshelman has supervised drug development and approvals in many therapeutic areas.
•
Mr.
James M. Daly worked closely on clinical development, regulatory, and oncology pipeline strategy at both Amgen Inc. and Incyte Corporation.
M&A
Current
Board
Nominees
No one on the current
board has M&A
experience other than
Auerbach, who was
involved in the sale of
Cougar for $1.1B.
Three Nominees have played key roles in large strategic transactions:
•
Dr.
Eshelman’s
previous
companies
combined
have
sold
for
approximately
$5
billion-
more
than
5x
the
value of Auerbach’s previous transaction that Puma touted in its Revocation Statement.
•
Mr. Kenneth B. Lee, Jr. served as a director for three companies that were sold in transactions with a combined value of approximately $7.8B, and served on the Transaction Committee and Audit
Committee of Pozen Inc. during its acquisition of Tribute Pharmaceuticals Canada Inc.
o
Lee also founded the Center for Strategic Transactions at Ernst & Young LLP.
•
Mr. Daly played a key role in Amgen’s acquisitions of Micromet and BioVex, both oncology products.
Oncology
Current
Board
Nominees
The
current board
members have
limited
oncology background.
All Nominees have significant oncology experience:
•
Dr. Rudnick is a medical oncologist and completed an oncology fellowship at Yale University.
•
Daly served as head of Amgen’s oncology business. He oversaw the successful launches of five oncology products and played a key role in two oncology product acquisitions.
•
Dr.
Eshelman has served on the boards of numerous
companies that developed oncology products.
•
Mr. Lee served on the board of an oncology company, OSI  Pharmaceuticals, Inc., that had a marketed
product
and
was
acquired
by
Astellas
Pharma,
Inc.

Nominee Experience

Investment
Current Board
Nominees
Only one current board
member has significant
investment experience.
Three
Nominees have significant investment experience focused on breakthrough and early stage companies, at funds with a venture capital model.
•
Dr. Eshelman:  Founder of Eshelman Ventures LLC., a fund managing investments in numerous healthcare companies.
•
Dr. Rudnick: 15 years of investment experience.
Venture Partner at Canaan Partners, led
investments in several breakthrough companies, including CombinatoRX, Esperion, Genaiisance
Pharmaceuticals and Pozen.
•
Mr. Lee:  General Partner of Hatteras BioCapital Fund., L.P., where he managed portfolios valued at over
$200M.
Accounting
Current
Board
Nominees
No current board
members have
accounting experience
except for Jay M.
Moyes, who spent 12
years at KPMG LLP.
Mr. Lee spent 28 years at Ernst & Young LLP.
•
Titles included: Managing Director of Health Sciences Investment Banking Group & Co-Chairman
of International Life Sciences Practice.
•
Strong understanding of GAP and GAAP as applied to life sciences.
•
Unique experience structuring transactions at ALZA Corporation.
Marketing
Current
Board
Nominees
No current board
members have
significant marketing
experience.
Mr. Daly was responsible for marketing in his role as Chief Commercial Officer at Incyte and during his time at Amgen, where he served as SVP North America Commercial Operations and SVP Global
Marketing and Commercial Development.
•
During Daly’s tenure at Incyte, annual
oncology
sales increased from $130M to $600M per year,
and during his tenure
as head of the oncology business at Amgen sales increased from $1B to
$4B.

CAREER HIGHLIGHTS
Age: 66
Founder of Eshelman Ventures, LLC, an investment company primarily focused on healthcare companies.
Non-Executive Chairman of The Medicines Company, a global biopharmaceutical company focused on saving lives, alleviating suffering and contributing to the economics of healthcare by focusing on the leading acute and intensive care hospitals worldwide
Founded and served as CEO and Executive Chairman of Pharmaceutical Product
Development, Inc.,
a global contract pharmaceutical research organization. In 2008,
PPD was selected by Forbes for its Platinum 400 list of the best big companies in
America and as best-managed company in health care equipment and services.
PPD was sold to a private equity consortium for $3.9 billion in December 2011.
Served as Founding Chairman and largest shareholder of Furiex Pharmaceuticals,
Inc., which licensed and rapidly developed new medicines.
Furiex was separated
from PPD in a tax-free spin-off in June 2010 and sold to Forest Labs/Actavis for $1.1 billion in July 2014.
Served as Senior Vice President, Development of Glaxo, Inc., predecessor to
GlaxoSmithKline plc, as well as in various management positions with Beecham
Laboratories and Boehringer Mannheim Pharmaceuticals.
Served on the executive committee of the Medical Foundation of North Carolina and the Board of Trustees for UNC-Wilmington. In 2011, Dr. Eshelman was appointed by the
North Carolina General Assembly to serve on the Board of Governors for the state's multi-campus university system as well as the North Carolina Biotechnology Center. In addition, he chairs the board of visitors for the School of Pharmacy at UNC-Chapel
Hill, which was named the UNC Eshelman School of Pharmacy in recognition of his many contributions to the school and the profession.
Awards received by Dr. Eshelman include the Davie and Distinguished Service
Awards from UNC and Outstanding Alumnus from both the UNC and University of
Cincinnati schools of pharmacy, as well as the North Carolina Entrepreneur Hall of
Fame Award.
FREDRIC N. ESHELMAN, PHARM.D.

NOMINEE
EDUCATION
Received
Pharm.D.
from
the
University
of
Cincinnati,
and
completed
a
residency
at
Cincinnati
General
Hospital
and
a
B.S.
in
pharmacy
from
UNC-
Chapel
Hill.
Dr.
Eshelman
is
a
graduate
of
the
Owner/President
Management
program
at
Harvard
Business
School.

CAREER HIGHLIGHTS
Age:
53
Mr.
Daly
served
as
Executive
Vice
President
and
Chief
Commercial
Officer
at
Incyte
Corporation,
a
biopharmaceutical
company,
from
October
2012
until
June
2015.
Mr.
Daly
has
served
as
one
of
Chimerix
Inc’s
directors
since
2014.
Prior
to
joining
Incyte,
Mr.
Daly
served
as
Senior
Vice
President
of
North
America
Commercial
Operations
and
Global
Marketing/Commercial
Development
at
Amgen
Inc.,
a
global
pharmaceutical
company,
where
he
was
employed
from
January
2002
to
December
2011.
Prior
to
his
employment
with
Amgen,
Mr.
Daly
was
Senior
Vice
President
and
General
Manager
of
the
Respiratory/Anti-infective
business
unit
at
GlaxoSmithKline,
where
he
was
employed
from
June
1985
to
December
2001.
JAMES M. DALY

NOMINEE
EDUCATION
Received
a
B.S.
and
an
M.B.A.
degree
from
the
University
of
Buffalo,
The
State
University
of
New
York.

CAREER HIGHLIGHTS
Age: 66
Dr. Seth Rudnick has been venture partner and previously general partner at Canaan Partners, a venture capital firm, since 1998, from which he is now retired.
Formerly, Dr. Rudnick was the Chief Executive Officer and Chairman of
CytoTherapeutics Inc., a company developing stem cell-based
therapies. He helped found and served as the Head of Research and
Development for Ortho Biotech, a division of Johnson & Johnson focusing on cancer and chronic illnesses.
Dr. Rudnick currently serves on the boards of directors of the following privately held biotechnology companies: Envisia Therapeutics, LQ3
Therapeutics, Meryx Pharmaceuticals, for which he serves as Chairman,
Liquidia Technologies, Inc., for which he serves as Chairman, and G1
Therapeutics, for which he serves as Executive Chairman.
Dr. Rudnick also served on the board of Square 1, a public company until its October 2015 acquisition by Pacific Western Bank.  Currently Dr.
Rudnick
is a Clinical Adjunct Professor of Medicine at University of North
Carolina, Chapel Hill.
SETH A. RUDNICK, M.D.

NOMINEE
EDUCATION
Received
M.D.
from
the
University
of
Virginia.
Completed
a
residency
at
Washington
University
Barnes
Hospital
and
a
fellowship
in
medical
oncology
at
Yale
University.
Holds
a
B.A.
in
history
from
the
University
of
Pennsylvania.

CAREER HIGHLIGHTS
Age: 67
Managing member of Hatteras BioCapital, LLC
and the general
partner of Hatteras BioCapital Fund, L.P., a venture capital fund focusing on life sciences companies.
Mr. Lee most recently served as managing director of the firm’s
Health Sciences Corporate Finance Group.
Currently, Mr. Lee serves on the boards of directors of the following publicly held biotechnology companies:  Biocryst Pharmaceuticals,
Inc.
and
Pozen Inc., for which he serves as Lead Director, Chairman
of the compensation committee and as a member of the audit
committee.
Mr. Lee also serves on the boards of directors of two private companies,
Clinverse, Inc., and Clinipace Worldwide Inc., for which
he serves as Chairman, and is a co-founder of the National
Conference on Biotechnology Venture.
Between 2002 and 2013, Mr. Lee served on the Boards of several public companies: Maxygen, Inc.; OSI Pharmaceuticals, Inc.; CV
Therapeutics, Inc.; Abgenix, Inc. and Inspire Pharmaceuticals, Inc.
Mr. Lee was formerly national director of the life science practice at
Ernst and Young LLP, where he advised biotechnology and
pharmaceutical companies throughout the world on a wide range of financial and strategic planning issues.
KENNETH B. LEE, JR.

NOMINEE
EDUCATION
Received
a
B.A.
in
from
Lenoir-Rhyne
College
and
an
M.B.A.
from
the
University
of
North
Carolina
at
Chapel
Hill.

Contact

Legal Inquiries:
Cadwalader, Wickersham & Taft LLP
Richard Brand
(212) 504-5757
richard.brand@cwt.com
Investor Inquiries:
Okapi Partners LLC
Bruce Goldfarb/ Pat McHugh/ Lydia Mulyk
(212) 297-0720 or (877) 869-0171
info@okapipartners.com
Media Inquiries:
Finsbury
Kal
Goldberg/ Chuck Nathan / Chris Ryall
(646) 805-2000
kal.goldberg@finsbury.com
charles.nathan@finsbury.com
chris.ryall@finsbury.com

Appendix A Executive Compensation 51

History of Problematic Statements:
Soaring Stock Price & Effect On Executive Compensation
While the stock price was high between July 2014 and June 2015, Chairman, President and CEO Alan Auerbach and SVP Finance and Administration and Treasurer Charles Eyler
were each rewarded with generous cash and stock bonuses for 2014.

In its Proxy statement, filed in April 2015, the Company justified its 2014 executive compensation program on the following factors:
•
Price of the common stock increased approximately 1,302% between the
Company’s initial OTC listing in April 2012 and the end of its 2014 fiscal year.
•
Price of the common stock increased approximately 83% during the
Company’s 2014 fiscal year.
•
Positive ExteNET results announced by the Company in July 2014.
Eyler:
•
$117,610 cash bonus
•
Options to purchase 31,500 shares
•
Total Value: $4,499,559
Auerbach:
•
$300,000 cash bonus
•
Options to purchase150,000 shares
•
Total Value: $17,797,606
Sources: SEC Filings.

Stockholder Unfriendly
Executive Compensation
The Company’s overall executive compensation program is excessive, is not aligned with shareholder interests, and does not reflect best practices.
Puma’s executive and director compensation levels are excessive.
•
Alan Auerbach’s total annual compensation for 2014 was almost 8x the ISS peer group median and included an outsized equity award equal to more than 26x his base salary.
•
Puma’s outside directors each received compensation in excess of $1.175 million for 2014.
Failure to implement formula-based incentive plans with objective metrics and goals.
•
Puma has a discretionary executive cash bonus program and does not use any performance-vesting equity awards for its executives.
•
Both ISS and Glass Lewis have identified Puma’s executive compensation program as not being linked to performance and concerns with the structure of long-term incentive pay.

Stockholder Unfriendly
Executive Compensation
Executive compensation practices that are not consistent with best practices and investor expectations.
•
Puma only provides its stockholders with an opportunity to vote on its executive compensation program once every three years (triennial say-on-pay).  In 2014, only 15.4%
of Russell 3000 companies provided triennial votes.
•
Puma discloses no clawback, anti-hedging or anti-pledging policies.
•
CEO Auerbach has 280G gross-up protection.
Puma’s equity incentive plan is dilutive and expensive.
•
More than 1/3 of Puma’s stockholders voted against the 2015 and 2014 equity plan proposals to approve additional shares to increase plan capacity.
•
According to Glass Lewis, the total potential dilution from the plan is 31.97%, while peer average total dilution is 20.41% and the peer median is 18.67%, and the three-year burn rate is more than 2x the peer median rate (5.64% v. 2.80%).  ISS calculated the one-year
2014 burn rate at 6.62%.
•
Glass Lewis calculated the projected annual cost of the plan per employee at more than
22x the peer average, with an annual per employee cost of over $2.5 million.
1. Source: Towers Watson.

Puma’s compensation practices reflect a board that is not responsive to shareholder concerns.
1